UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  (811-05037)
                                                    -----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                       PROFESSIONALLY MANAGED PORTFOLIOS
                        2020 E. FINANCIAL WAY, STE. 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5344
                                 --------------
               Registrant's telephone number, including area code
Date of fiscal year end: JUNE 30, 2004
                         -------------

Date of reporting period:  JUNE 30, 2004
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

LEONETTI & ASSOCIATES, INC.
PRIVATE FINANCIAL ADVISORS

THE LEONETTI BALANCED FUND

ANNUAL REPORT

June 30, 2004

(L&A LOGO)

                                                      THE LEONETTI BALANCED FUND

Dear Shareholders,

In the semi-annual report I pointed out that we expected a further gain in the stock market before the end of 2004. The caution sign I sent along with that message was that we expected to experience a correction also, but the timing of that correction was unknown. As the fiscal year ended on June 30, 2004, I believe that we are in the midst of such a correction. The stock market, as measured by the major indices, hit their highs in the first three months of this calendar year, and so far, their lows in May.

The portfolio exposures were 68% equity, 26% fixed income and 6% cash or cash equivalents.

The Leonetti Balanced Fund's ten largest equity holdings in order were:

S&P 500 Depository Receipts (SPY)
BB&T Corp. (BBT)
Computer Sciences (CSC)
Sunrise Senior Living (SRZ)
Lexmark International (LXK)
Invitrogen Corp. (IVGN)
Dean Foods (DF)
Oxford Health Plans (OHP)
Electronic Arts (ERTS)
Chubb Corp. (CB)

The Fund's fixed income holdings remained in the under three years until maturity range. The holdings consisted of a mixture of U.S. Treasury and Agency obligations and investment grade corporate bonds.

Oil prices, Iraq, the potential for higher interest rates and the strength of the economy have provided a wall of worry for the financial markets during the past few months. These worries, along with a lack of commitment by buyers, have kept the stock market bouncing around in a trading range throughout the second quarter of 2004. Each time it appeared we would see a breakthrough, the market moved quickly back into the trading range.

Not only did stocks suffer in the past three months, but bondholders also felt the sting as prices fell. Bonds suffered one of the worst three-month periods in a decade. Rates on the 10-year Treasury jumped up to 4.59%, up from their mid-March lows around 3.6%, while the price of the two-year Treasury note fell 1.3%, the sharpest decline in more than 20 years. The outlook for bonds changed from questioning whether interest rates would go up, to how high would interest rates riseo On June 30, the last day of the fiscal year, the Federal Open Market Committee stated at the conclusion of their meeting that they were raising interest rates twenty five basis points. Banks were quick to follow with twenty five basis point increases in their prime rates.

Inflation concerns crept into the financial markets as prices of oil and other commodities were hitting new highs. In the last few months, the price of crude oil soared to a 21-year high of more than $40 a barrel. Since then, oil has pulled back into the upper $30's, easing some of the pressure on inflation. The continued fear is that oil could remain above $30 for some time, keeping inflation rates from softening much. Another inflation factor has been a stronger world economy that has created enough global demand for goods and services that companies have been able to enjoy some pricing power. This is something most companies have not been able to do since the late 1990s.

One factor that we are looking for in the second half of this calendar year, and especially next year, is the movement away from consumer spending supporting the economy to business spending becoming the new driver for economic growth. Growth in business spending has been notably absent in the economy over the past couple of years. As the economy continues to grow, more businesses will want to increase their capital spending and begin to rebuild their inventories. This should help sustain the growth that the economy is experiencing.

This being an election year, the political atmosphere will become more charged as we get closer to the November election. Historically, when an incumbent President runs, the stock market has been strong from July until the end of the year. We will be watching to see if history can repeat this year.

On behalf of The Leonetti Balanced Fund, I thank you for investing with us.

Cordially,

Craig T. Johnson
Portfolio Manager
Leonetti & Associates, Inc.

Opinions expressed are those of Craig T. Johnson and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Fund holdings and portfolio exposures are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments in the report for complete holdings information.

Mutual fund investing involves risk.  Principal loss is possible.

The Leonetti Balanced Fund is distributed by Quasar Distributors, LLC.  (08/04)

                             LEONETTI BALANCED FUND

        Value of $10,000 vs S&P 500, Dow Jones Wilshire 5000+Salomon+US
                       Treasury and Lipper Balanced Index

               Leonetti           Dow Jones
               Balanced    Wilshire 5000+Salomon+                   Lipper
    Date         Fund            US Treasury        S&P 500     Balanced Index
    ----       --------    ----------------------   -------     -------------
    8/1/95     $10,000             $10,000          $10,000        $10,000
   6/30/96     $10,846             $11,535          $12,194        $11,245
   6/30/97     $12,464             $13,994          $16,427        $13,565
   6/30/98     $15,468             $17,085          $21,385        $16,063
   6/30/99     $19,224             $19,552          $26,244        $17,914
 6/30/2000     $21,494             $21,196          $28,151        $18,709
 6/30/2001     $18,812             $19,713          $23,977        $18,514
 6/30/2002     $17,803             $18,844          $19,663        $17,115
 6/30/2003     $16,982             $18,747          $19,711        $17,713
 6/30/2004     $18,751             $21,251          $23,479        $19,953

                          Average Annual Total Return
                           Period Ended June 30, 2004

               1 year                                      10.42%
               5 years                                     -0.50%
               Since Inception (8/1/95)                     7.30%

As of June 30, 2004, the Lipper Balanced Index returned 12.64%, 2.18%, and 8.05% for the 1-year, 5-year, and since inception (8/1/95) periods, respectively. As of June 30, 2004, the Dow Jones Wilshire 5000+Salomon+US Treasury Index returned 13.36%, 1.68%, and 8.82% for the 1-year, 5-year, and since inception (8/1/95) periods, respectively. As of June 30, 2004, the S&P 500 Index returned 19.11%, -2.20%, and 10.04% for the 1-year, 5-year, and since inception (8/1/95) periods, respectively.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 537-3585.

This chart assumes an initial investment of $10,000 made on 8/1/95 (commencement of operations). Returns shown include the reinvestment of all dividends. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of funds shares.

The Fund changed its benchmark from the Dow Jones Wilshire 5000+Salomon+US Treasury Index to the S&P 500 Index. The Adviser believes that the near universal use of the S&P 500 as a benchmark by the media and investment community provides a widely accepted point of reference. The Dow Jones Wilshire 5000+Salomon+US Treasury Index that is currently used is a synthetic index that cannot be matched by an investor and is therefore not a good reference.

The Lipper Balanced Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The Dow Jones Wilshire 5000+Salomon+US Treasury Index is a blend of the Dow Jones Wilshire 5000 Equity Index (65%), the Salomon Broad Investment Grade Bond Index (25%) and the 90-day U.S. Government Treasury Bill Yield (10%). The Dow Jones Wilshire 5000 measures the performance of all equity securities issued by companies with headquarters in the U.S. The Salomon Broad Index consists of U.S. Treasury and Government-sponsored agency bonds with a maturity of one year or longer. The indices are unmanaged and returns include reinvested dividends. The 90 day T-Bill is a negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of 90 days from the expiration date. The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee timely payment of principal and interest.

SCHEDULE OF INVESTMENTS at June 30, 2004

  SHARES                                                              VALUE
  ------                                                              -----
COMMON STOCKS: 68.6%

AUTO PARTS & EQUIPMENT: 4.5%
    12,000   BorgWarner, Inc.                                      $   525,240
    12,000   Superior Industries
               International                                           401,400
                                                                   -----------
                                                                       926,640
                                                                   -----------

BANKS: 6.0%
    20,000   BB&T Corp.                                                739,400
     6,000   Bank of America Corp.                                     507,720
                                                                   -----------
                                                                     1,247,120
                                                                   -----------

BIOTECHNOLOGY: 2.8%
     8,000   Invitrogen Corp.*<F1>                                     575,920
                                                                   -----------

BUILDING MATERIALS: 2.6%
    13,500   American Standard
               Cos. Inc.*<F1>                                          544,185
                                                                   -----------

COMMERCIAL SERVICES: 1.7%
    12,000   Aramark Corp.                                             345,120
                                                                   -----------

COMPUTERS: 7.4%
    14,000   Computer
               Sciences Corp.*<F1>                                     650,020
    15,000   Hewlett-Packard Co.                                       316,500
     6,000   Lexmark
               International, Inc.*<F1>                                579,180
                                                                   -----------
                                                                     1,545,700
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES: 0.7%
    15,000   The Charles
               Schwab Corp.                                            144,150
                                                                   -----------

ENVIRONMENTAL CONTROL: 1.4%
     5,500   Stericycle, Inc.*<F1>                                     284,570
                                                                   -----------

EXCHANGE-TRADED FUNDS: 5.5%
    10,000   Standard & Poor's
               Depository Receipts                                   1,145,300
                                                                   -----------

FOOD: 2.7%
    15,000   Dean Foods Co.*<F1>                                       559,650
                                                                   -----------

HEALTHCARE - SERVICES: 5.5%
    10,000   Oxford Health Plans, Inc.                                 550,400
    15,000   Sunrise Senior
               Living, Inc.*<F1>                                       587,100
                                                                   -----------
                                                                     1,137,500
                                                                   -----------

HOUSEWARES: 1.7%
    15,000   Newell Rubbermaid Inc.                                    352,500
                                                                   -----------

INSURANCE: 2.6%
     8,000   Chubb Corp.                                               545,440
                                                                   -----------

INTERNET: 0.9%
    15,000   Valueclick, Inc.*<F1>                                     179,700
                                                                   -----------

IRON/STEEL: 1.4%
    10,000   International
               Steel Group, Inc.*<F1>                                  297,500
                                                                   -----------

MEDIA: 4.0%
    10,000   Tribune Co.                                               455,400
    15,000   Walt Disney Co.                                           382,350
                                                                   -----------
                                                                       837,750
                                                                   -----------

MINING: 1.6%
    10,000   Alcoa, Inc.                                               330,300
                                                                   -----------

PHARMACEUTICALS: 1.7%
    10,000   Pfizer, Inc.                                              342,800
                                                                   -----------

RETAIL: 4.2%
    15,000   Home Depot, Inc.                                          528,000
     8,000   Target Corp.                                              339,760
                                                                   -----------
                                                                       867,760
                                                                   -----------

SEMICONDUCTORS: 1.3%
    10,000   Intel Corp.                                               276,000
                                                                   -----------

SOFTWARE: 2.6%
    10,000   Electronic Arts, Inc.*<F1>                                545,500
                                                                   -----------

TELECOMMUNICATIONS: 1.4%
    20,000   Nokia OYJ - ADR                                           290,800
                                                                   -----------

TOOLS: 4.4%
     8,000   Black & Decker Corp.                                      497,040
     6,000   Toro Co.                                                  420,420
                                                                   -----------
                                                                       917,460
                                                                   -----------
TOTAL COMMON STOCKS
  (cost $12,147,467)                                                14,239,365
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
BONDS AND NOTES: 25.5%

CORPORATE BONDS: 18.1%

COMPUTERS: 5.1%
$1,000,000   Hewlett-Packard Co.,
               5.75%, 12/15/06                                       1,054,670
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES: 5.0%
 1,000,000   General Motors
               Acceptance Corp.,
               6.125%, 9/15/06                                       1,041,893
                                                                   -----------

FOOD: 2.4%
   500,000   Safeway, Inc.,
               2.50%, 11/1/05                                          497,089
                                                                   -----------

MEDIA: 2.5%
   500,000   Viacom Inc.,
               5.625%, 5/1/07                                          525,538
                                                                   -----------

TELECOMMUNICATIONS: 3.1%
   600,000   Verizon Global
               Funding Corp.,
               6.125%, 6/15/07                                         639,858
                                                                   -----------
                                                                     3,759,048
                                                                   -----------

U.S. GOVERNMENT OBLIGATION AND
  GOVERNMENT AGENCY: 7.4%
   200,000   Federal Farm Credit Bank,
               1.875%, 1/16/07                                         193,213
 1,300,000   U.S. Treasury Note,
               4.625%, 5/15/06                                       1,346,466
                                                                   -----------
                                                                     1,539,679
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $5,089,018)                                                  5,298,727
                                                                   -----------

SHORT-TERM INVESTMENT: 5.9%
 1,219,000   Federal Home Loan
               Bank Discount Note,
               1.00%, 7/1/04                                         1,219,000
                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,219,000): 5.9%                                            1,219,000
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
(cost $18,455,485): 100.0%                                          20,757,092
Other Assets less Liabilities: 0.0%                                      5,779
                                                                   -----------
NET ASSETS: 100.0%                                                 $20,762,871
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing security.
ADR - American Depositary Receipt

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2004

ASSETS
   Investments in securities, at value (cost $18,455,485)          $20,757,092
   Cash                                                                      8
   Receivables:
      Dividends and interest                                            50,123
      Fund shares sold                                                      50
   Prepaid expenses                                                      8,483
                                                                   -----------
          Total assets                                              20,815,756
                                                                   -----------

LIABILITIES
   Payables:
      Fund shares redeemed                                                 890
      Advisory fees                                                     15,631
      Administration fees                                                3,412
      Custody fees                                                       1,522
      Fund accounting fees                                               3,048
      Transfer agent fees                                                6,096
   Accrued expenses                                                     22,286
                                                                   -----------
          Total liabilities                                             52,885
                                                                   -----------
   NET ASSETS                                                      $20,762,871
                                                                   -----------
                                                                   -----------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     ($20,762,871/1,513,754; unlimited number of shares
     authorized without par value)                                      $13.72
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $19,605,458
   Undistributed net investment income                                  73,453
   Accumulated net realized loss on investments                     (1,217,647)
   Net unrealized appreciation on investments                        2,301,607
                                                                   -----------
          Net assets                                               $20,762,871
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 2004

INVESTMENT INCOME
   Income
      Interest                                                      $  308,169
      Dividends (net of foreign withholding tax of $1,661)             174,664
                                                                    ----------
          Total income                                                 482,833
                                                                    ----------
   Expenses
      Advisory fees                                                    224,889
      Transfer agent fees                                               49,315
      Administration fees                                               44,977
      Fund accounting fees                                              27,874
      Audit fees                                                        18,484
      Registration fees                                                 13,237
      Custody fees                                                       8,172
      Trustee fees                                                       5,881
      Reports to shareholders                                            5,622
      Legal fees                                                         5,585
      Miscellaneous                                                      3,785
      Insurance expense                                                  1,559
                                                                    ----------
          Total expenses                                               409,380
                                                                    ----------
             NET INVESTMENT INCOME                                      73,453
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                  1,839,980
   Change in net unrealized appreciation on investments                273,752
                                                                    ----------
      Net realized and unrealized gain on investments                2,113,732
                                                                    ----------
          NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS                               $2,187,185
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED          YEAR ENDED
                                                         JUNE 30, 2004       JUNE 30, 2003
                                                         -------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income                                   $    73,453         $   144,213
   Net realized gain (loss) on investments                   1,839,980          (1,472,369)
   Change in net unrealized
     appreciation on investments                               273,752             105,626
                                                           -----------         -----------
      NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                            2,187,185          (1,222,530)
                                                           -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                 (118,435)           (254,908)
                                                           -----------         -----------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     (118,435)           (254,908)
                                                           -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets derived
     from net change in outstanding shares (a)              (3,371,325)         (1,937,981)
                                                           -----------         -----------
      TOTAL DECREASE IN NET ASSETS                          (1,302,575)         (3,415,419)

NET ASSETS
   Beginning of year                                        22,065,446          25,480,865
                                                           -----------         -----------
   END OF YEAR                                             $20,762,871         $22,065,446
                                                           -----------         -----------
                                                           -----------         -----------
Undistributed net investment income                        $    73,453         $   118,435
                                                           -----------         -----------
                                                           -----------         -----------

(a)<F2>  A summary of capital share transactions is as follows:

                              YEAR ENDED                    YEAR ENDED
                            JUNE 30, 2004                  JUNE 30, 2003
                        ----------------------         ---------------------
                       Shares            Value         Shares          Value
                       ------            -----         ------          -----
Shares sold              58,324      $   774,241       191,821     $ 2,249,872
Shares issued
  in reinvestment
  of distributions        8,857          118,772        20,919         252,913
Shares redeemed        (320,248)      (4,264,338)     (368,327)     (4,440,766)
                       --------      -----------      --------     -----------
Net decrease           (253,067)     $(3,371,325)     (155,587)    $(1,937,981)
                       --------      -----------      --------     -----------
                       --------      -----------      --------     -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                           YEAR ENDED JUNE 30,
                                                     2004           2003           2002           2001           2000
                                                     ----           ----           ----           ----           ----
Net asset value,
  beginning of year                                 $12.49         $13.25         $14.27         $17.78         $16.34
                                                    ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income                                              0.05           0.09           0.12           0.13           0.07
Net realized and
  unrealized gain (loss)
  on investments                                      1.25          (0.71)         (0.89)         (2.25)          1.86
                                                    ------         ------         ------         ------         ------
Total from
  investment operations                               1.30          (0.62)         (0.77)         (2.12)          1.93
                                                    ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
From net
  investment income                                  (0.07)         (0.14)         (0.12)         (0.06)         (0.05)
From net realized gain                                  --             --          (0.13)         (1.33)         (0.44)
                                                    ------         ------         ------         ------         ------
Total distributions                                  (0.07)         (0.14)         (0.25)         (1.39)         (0.49)
                                                    ------         ------         ------         ------         ------
Net asset value,
  end of year                                       $13.72         $12.49         $13.25         $14.27         $17.78
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
Total return                                         10.42%         (4.61)%        (5.36)%       (12.48)%        11.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of year (millions)                            $ 20.8         $ 22.1         $ 25.5         $ 28.0         $ 30.4
Ratio of expenses to
  average net assets                                  1.82%          1.94%          1.86%          1.69%          1.61%
Ratio of net investment
  income to average
  net assets                                          0.33%          0.66%          0.87%          0.79%          0.43%
Portfolio turnover rate                              87.85%         70.34%         80.69%        115.03%         88.76%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Leonetti Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Leonetti Balanced Fund began operations on August 1, 1995. The investment objective of the Leonetti Balanced Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on Nasdaq shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on Nasdaq shall be valued at the most recent trade price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.
          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provisions are required.

          At June 30, 2004, the Fund has a capital loss carryforward of $1,217,647 of which all will expire in 2011. Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had no post-October losses.

     C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized using the straight line method, which is effectively the same as the interest method.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carryforwards. There were no permanent items identified in the year ended June 30, 2004 that have been reclassified among components of net assets.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Leonetti & Associates, Inc. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% of the average daily net assets of the Funds. For the year ended June 30, 2004, the Leonetti Balanced Fund incurred $224,889 in advisory fees.

     U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund's Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals.

     For its services, the Administrator receives a monthly fee at the following annual rate:

          Under $15 million                  $30,000
          $15 to $50 million                 0.20% of average daily net assets
          $50 to $100 million                0.15% of average daily net assets
          $100 to $150 million               0.10% of average daily net assets
          Over $150 million                  0.05% of average daily net assets

     For the year ended June 30, 2004, the Leonetti Balanced Fund incurred $44,977 in administration fees.

     U.S. Bank, N.A., an affiliate of the Administrator, serves as custodian to the Fund.

     Quasar Distributors, LLC, (the "Distributor"), acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Trust are also officers and/or directors of the Administrator or Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities for the year ended June 30, 2004 excluding short-term investments, were $17,718,966 and $17,861,134, respectively, for the Leonetti Balanced Fund.

     The cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations for the year ended June 30, 2004 excluding short-term investments, were $0 and $481,850, respectively.

NOTE 5 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the respective Fund in each agreement, and the Fund will make payment of for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

     On December 18, 2003, a dividend of $0.0694 per share was declared for the Leonetti Balanced Fund. The dividend was paid on December 19, 2003, to shareholders of record on December 18, 2003. The tax character of distributions paid during the years ended June 30, 2004 and 2003 was as follows:

                                           2004           2003
                                           ----           ----
     Distributions paid from:
          Ordinary income                $118,435       $254,908
          Long-term capital gain            --             --

     As of June 30, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of investments (a)<F3>                           $18,455,485
                                                           -----------
     Gross unrealized appreciation                         $ 2,730,085
     Gross unrealized depreciation                            (428,478)
                                                           -----------
     Net tax unrealized appreciation                       $ 2,301,607
                                                           -----------
                                                           -----------
     Cumulative tax cost adjustments                       $        --
     Undistributed ordinary income                         $    73,453
     Undistributed long-term capital gain                           --
                                                           -----------
     Total distributable earnings                          $    73,453
                                                           -----------
                                                           -----------
     Capital loss carryforward                             $(1,217,647)
                                                           -----------
     Total accumulated gains                               $ 1,157,413
                                                           -----------
                                                           -----------

(a)<F3> At June 30, 2004, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                              INDEPENDENT TRUSTEES
                              --------------------

                                        TERM OF                                           # OF FUNDS     OTHER
                          POSITION      OFFICE AND                                        IN COMPLEX     DIRECTORSHIPS
NAME, AGE                 HELD WITH     LENGTH OF       PRINCIPAL OCCUPATION              OVERSEEN       HELD BY
AND ADDRESS               THE TRUST     TIME SERVED     DURING PAST FIVE YEARS            BY TRUSTEE     TRUSTEE
-----------               ---------     -----------     ----------------------            ----------     -------------
Dorothy A. Berry          Chairman      Indefinite      Talon Industries                     1           Not
(Born 1943)               and           Term            (administrative,                                 Applicable
2020 E. Financial Way     Trustee       Since           management & business
Suite 100                               May 1991        consulting); formerly
Glendora, CA 91741                                      Chief Operating Officer,
                                                        Integrated Assets
                                                        Management (investment
                                                        advisor and manager)
                                                        and formerly President,
                                                        Value Line, Inc.,
                                                        (investment advisory &
                                                        financial publishing firm).

Wallace L. Cook           Trustee       Indefinite      Retired; formerly                    1           Not
(Born 1939)                             Term            Senior Vice President,                           Applicable
2020 E. Financial Way                   Since           Rockefeller Trust Co.;
Suite 100                               May 1991        Financial Counselor,
Glendora, CA 91741                                      Rockefeller & Co.

Carl A. Froebel           Trustee       Indefinite      Private Investor;                    1           Not
(Born 1938)                             Term            formerly Managing                                Applicable
2020 E. Financial Way                   Since           Director, Premier
Suite 100                               May 1991        Solutions, Ltd.; formerly
Glendora, CA 91741                                      President and Founder,
                                                        National Investor Data
                                                        Services, Inc. (investment
                                                        related computer software).

Rowley W.P. Redington     Trustee       Indefinite      President; Intertech                 1           Not
(Born 1944)                             Term            Computer Services Corp.                          Applicable
2020 E. Financial Way                   Since           (consumer electronics
Suite 100                               May 1991        and computer service
Glendora, CA 91741                                      and marketing); formerly
                                                        Vice President, PRS of
                                                        New Jersey, Inc.
                                                        (management consulting),
                                                        and Chief Executive
                                                        Officer, Rowley Associates
                                                        (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

Steven J. Paggioli        Trustee       Indefinite      Consultant, U.S.                     1           Trustee,
(Born 1950)                             Term            Bancorp Fund Services,                           Managers
2020 E. Financial Way                   Since           LLC since July, 2001;                            Funds
Suite 100                               May 1991        formerly Executive Vice
Glendora, CA 91741                                      President, Investment
                                                        Company Administration,
                                                        LLC ("ICA") (mutual
                                                        fund administrator and
                                                        the Fund's former
                                                        administrator).

Robert M. Slotky          President     Indefinite      Vice President, U.S.                             Not
(Born 1947)                             Term            Bancorp Fund Services,                           Applicable
2020 E. Financial Way                   Since           LLC since July, 2001;
Suite 100                               August 2002     formerly, Senior Vice
Glendora, CA  91741                                     President, ICA (May
                                                        1997-July 2001); former
                                                        instructor of accounting
                                                        at California State
                                                        University-Northridge (1997).

Eric W. Falkeis           Treasurer     Indefinite      Vice President, U.S.                             Not
(Born 1973)                             Term            Bancorp Fund Services,                           Applicable
615 E. Michigan St.                     Since           LLC since 1997; Chief
Milwaukee, WI  53202                    August 2002     Financial Officer,
                                                        Quasar Distributors,
                                                        LLC, since 2000.

Chad E. Fickett           Secretary     Indefinite      Asst. Vice President,                            Not
(Born 1973)                             Term            U.S. Bancorp Fund                                Applicable
615 E. Michigan St.                     Since           Services, LLC since
Milwaukee, WI  53202                    March 2002      July, 2000.

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how the Leonetti Balanced Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-537-3585 or by accessing the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2004 will be available after August 31, 2004 on or through the SEC's website at www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Leonetti Balanced Fund and the Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of the Leonetti Balanced Fund, a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of June 30, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended June 30, 2002 were audited by other auditors whose report dated August 2, 2002 expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Leonetti Balanced Fund as of June 30, 2004, the results of its operations for the year then end, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    TAIT, WELLER & BAKER

Philadelphia, PA
July 20, 2004

                                    ADVISOR
                          LEONETTI & ASSOCIATES, INC.
                         1130 Lake Cook Road, Suite 300
                            Buffalo Grove, IL 60089
                             www.leonettiassoc.com

                                  DISTRIBUTOR
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                U.S. BANK, N.A.
                          425 Walnut Street, 6th Floor
                             Cincinnati, OH  45202

                                 TRANSFER AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                                 (800) 537-3585

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Board of Trustees of the Trust has determined that each member of the Trust's audit committee is financially literate and independent. In addition, the Board has determined that Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each an "audit committee financial expert," as defined under new SEC regulations, and also independent of management of each series of the Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                            FYE  6/30/2004       FYE  6/30/2003
                            --------------       --------------

Audit Fees                     $14,000              $15,500
Audit-Related Fees               N/A                  N/A
Tax Fees                        $2,000               $2,000
All Other Fees                   N/A                  N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                  FYE  6/30/2004     FYE  6/30/2003
----------------------                  --------------     --------------

Registrant                                   N/A                N/A
Registrant's Investment Adviser              N/A                N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Professionally Managed Portfolios
                   ---------------------------------------------------

     By (Signature and Title)  /s/ Robert M. Slotky
                              ----------------------------------------
                              Robert M. Slotky, President

     Date  September 3, 2004
          --------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)   /s/ Robert M. Slotky
                                --------------------------------------
                                Robert M. Slotky, President

     Date  September 3, 2004
           -------------------------------------------------

     By (Signature and Title)  /s/ Eric W. Falkeis
                               ---------------------------------------
                               Eric W. Falkeis, Treasurer

     Date  September 3, 2004
           -------------------------------------------------